UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2013

RELIV’ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-19932	37-1172197
(Commission File Number)	(IRS Employer Identification No.)

136 Chesterfield Industrial Boulevard	Chesterfield, Missouri 63005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (636) 537-9715

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.07. Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Reliv International, Inc. (the “Company”) was held on Thursday, May 23, 2013 at 9:00 a.m. Central Daylight Savings Time at the corporate headquarters of the Company located at 136 Chesterfield Industrial Boulevard, Chesterfield, Missouri.

The following actions were submitted to a vote of the stockholders of the Company:

1.	Election of five directors;

2.	Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for 2013;

3.	Approval, by non-binding vote, of named executive officer compensation; and

4.	Recommendation, by non-binding vote, of the frequency of executive compensation votes.

Stockholders of record at the close of business on March 22, 2013 were entitled to vote. A total of 10,284,117 shares were represented by proxy or in person at the Annual Meeting, which constituted more than 81% of the Company’s issued and outstanding shares of common stock. These shares were voted on the matters presented at the Annual Meeting as follows:

1.	For the election of directors:

Name	For	Against	Abstentions and Broker Non-Votes

Robert L. Montgomery	7,093,160	56,694	3,134,263

Carl W. Hastings	6,697,173	452,181	3,134,763

John B. Akin	6,974,506	172,194	3,137,417

Denis St. John	7,097,288	49,412	3,137,417

John M. Klimek	6,983,134	164,962	3,136,021

2.	Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for 2013.

For	Against	Abstentions and Broker Non-Votes

10,263,279	20,165	673

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3.	Approval, by non-binding vote, of named executive officer compensation.

For	Against	Abstentions and Broker Non-Votes

6,993,724	131,747	3,158,646

4.	Recommendation, by non-binding vote, of the frequency of executive compensation votes.

1 Year	2 Years	3 Years	Broker Non-Votes

1,310,545	42,420	5,097,297	3,547,552

The option of every “3 years” received the highest number of votes cast and therefor was deemed the frequency of the advisory vote on executive compensation selected by stockholders. The Board of Directors of the Company recommended stockholders vote for the option of every “3 years” for the frequency of the advisory vote on executive compensation. Accordingly, the Company will include, once every three years, a stockholder advisory vote on the compensation of its named executives in its proxy statement until the next required advisory vote on the frequency of stockholder advisory votes on the compensation of named executives.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Relìv International, Inc. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Chesterfield, State of Missouri, on May 29, 2013.

RELIV’ INTERNATIONAL, INC.

By:	/s/ Steven D. Albright
Steven D. Albright Chief Financial Officer

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